EXHIBIT 10.1
                                                                  ------------

                         COMMON STOCK PURCHASE AGREEMENT

     THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of June 27, 2002 by and between NuWay Energy, Inc., a Delaware corporation (the "Company"), and Camden Holdings, Inc., a Nevada corporation (the "Purchaser").

                                    RECITALS

     WHEREAS, the Company desires to sell to Purchaser and Purchaser desires to purchase from the Company One Million (1,000,000) shares of the Company's restricted common stock (the "Common Stock") at a price of $0.25 per share, subject to the terms and conditions of this Agreement and the other documents or instruments contemplated hereby.

NOW,  THEREFORE,  the  parties  hereto  hereby  agree  as  follows:

                                    AGREEMENT

Section  1.     Sale  and  Issuance  of  Common  Stock.
                --------------------------------------

     Subject to the terms and conditions of this Agreement, the Company has authorized the sale and issuance (the "Issuance") to Purchaser of the Common
                                           --------
Stock.  At  the  Closing  (as defined in Section 2.1), the Company shall sell to
                                         -----------
Purchaser, and Purchaser shall purchase from the Company, the Common Stock at a purchase price of $0.25 per share, for a total purchase price of Two Hundred Fifty Thousand ($250,000) (the "Purchase Price") subject to the terms and
                                    ---------------
conditions  of  this  Agreement.

Section  2.     The  Closing.
                ------------
2.1     The  Closing.
        ------------
     The  closing  of the Issuance to Purchaser (the "Closing") shall take place
                                                      -------
simultaneously with the execution and delivery of this Agreement at the offices of the Company.

2.2     Actions  at  the  Closing.
        -------------------------
     (a) At the Closing, or as soon thereafter as commercially practicable, the Company shall deliver to Purchaser a stock certificate representing the Common Stock.

     (b) At the Closing, Seller shall execute and deliver to the Company a promissory note in the amount of Two Hundred Fifty Thousand ($250,000) in the form attached hereto as EXHIBIT A (the "Promissory Note") and a stock pledge
                            ---------
agreement  in  the  form  attached  hereto  as  EXHIBIT  B  (the  "Stock  Pledge
                                                ----------
Agreement").

Section  3.     Representations  and  Warranties  of  the  Company.
                --------------------------------------------------
     The  Company  hereby  represents  and  warrants  to  Purchaser  as follows:

     3.1     Organization.
             ------------
     The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to conduct its business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company.

     3.2     Authorization  of  Agreement,  Etc.
             -----------------------------------

     The execution, delivery and performance by the Company of this Agreement, the Promissory Note and the Stock Pledge Agreement and each other document or instrument contemplated hereby or thereby (collectively, the "Financing
                                                                     ---------
Documents") have been duly authorized by all requisite corporate action by the Company; and this Agreement and each other Financing Document have been duly executed and delivered by the Company. Each of the Financing Documents, when executed and delivered by the Company, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     3.3     Capitalization.
             --------------

          The authorized capital stock of the Company consists of (i) 15,000,000 shares of common stock, of which 6,761,353 shares are issued and outstanding, and (ii) 1,000,000 shares of preferred stock, none of which are issued or outstanding.

Section  4.     Representations  and  Warranties  of  Purchaser.
                -----------------------------------------------

     Purchaser  hereby  represents  and  warrants  to  the  Company  as follows:

     4.1     Authorization  of  the  Documents.
             ---------------------------------

     Purchaser has all requisite power and authority (corporate or otherwise) to execute, deliver and perform this Agreement, the Financing Documents and each other document or instrument contemplated hereby or thereby and the transactions contemplated thereby, and the execution, delivery and performance by Purchaser of the Financing Documents have been duly authorized by all requisite action by Purchaser and each such Financing Document, when executed and delivered by Purchaser, constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     4.2     Not  an  Affiliate;  No  Prior  Investment.
                  ------------------------------------------
     Purchaser is neither an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act of 1933, as amended (the "Securities Act"). Neither Purchaser nor any of its affiliates owned in the aggregate five percent (5%) or greater percentage of Company common stock at or prior to the Closing Date.

     4.3     Investment  Intent.  This  Agreement  is  made  with  Purchaser  in
             ------------------
reliance upon Purchaser's representations to the Company, evidenced by Purchaser's execution of this Agreement, that Purchaser is acquiring the Common Stock for investment for Purchaser's own accounts, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     4.4     Common  Stock  Not  Registered.  Purchaser  understands  and
             ------------------------------
acknowledges that the offering of Common Stock pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance upon such exemption is predicated upon Purchaser's representations set forth in this Agreement. Purchaser understands and acknowledges that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available.

     4.5     Knowledge  and  Experience.  Purchaser  (i)  has such knowledge and
             --------------------------
experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's prospective investment in the Common Stock; (ii) has the ability to bear the economic risk of Purchaser's prospective investment;
(iii) has been furnished with and has had access to such information as Purchaser has considered necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by Purchaser satisfactorily answered by the Company; and (v) has not been offered the Common stock by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

     4.6     Not  Organized  to  Purchase.  Purchaser has not been organized for
             ----------------------------
the purpose of purchasing the Common Stock. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

     4.7     Holding  Requirements.  Purchaser  understands  that if the Company
             ---------------------
does not have a registration statement covering the Common Stock under the Securities Act in effect when Purchaser decides to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period. Purchaser also understands that any sale of the Common Stock that might be made by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

          4.8     Legend.  Purchaser  understands  that  each  certificate
                  ------
representing the Common Stock shall be stamped or otherwise imprinted with a legend in the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE HYPOTHECATED OR DISTRIBUTED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, OR (B) PURSUANT TO A VALID EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT AND UNDER THE SECURITIES LAW OF ANY STATE AND UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT ANY SUCH SALE IS IN COMPLIANCE WITH, OR NOT SUBJECT TO, THE ACT AND STATE SECURITIES LAWS."

     Where applicable, the Company shall remove such legend so as to facilitate the sale of such shares, if and to the extent applicable, pursuant to Rule 144 under the Act, provided (in the case of Rule 144 sales) that if Purchaser requests such removal, the Company shall have provided such documentation as the Company and its transfer agent shall reasonably require in connection therewith.

Section  5.          Indemnification.
                     ---------------

     Purchaser hereby agrees to indemnify and defend (with counsel acceptable to the Company) the Company and its officers, directors, employees and agents and hold them harmless from and against any and all liability, loss, damage, cost or expense, including costs and reasonable attorneys' fees, incurred on account of or arising from:

     (i) Any breach of or inaccuracy in Purchaser's representations, warranties or agreements herein or in the Financing Documents;

     (ii) Any action, suit or proceeding based on a claim that any of Purchaser's representations and warranties were inaccurate or misleading, or otherwise cause for obtaining damages or redress from the Company or any officer, director, employee or agent of the Company under the Securities Act.

Section  6.     Registration  Rights.
                --------------------

     The Company shall use its commercially reasonable efforts to file a Form SB-2 registration statement (or such other form that it is eligible to use) in order to register the Common Stock for resale and distribution under the Securities Act with the Securities and Exchange Commission within 180 days of the Closing Date, and use its commercially reasonable efforts to cause such registration statement to be declared effective as soon thereafter as commercially practicable.

Section  7.     Successors  and  Assigns.
                ------------------------
     This Agreement shall bind and inure to the benefit of the Company, Purchaser and their respective successors and assigns.

Section  8.     Final  Agreement;  Entire  Agreement.
                ------------------------------------
     This Agreement and the other writings and agreements referred to in this Agreement or delivered pursuant to this Agreement are the final agreements between the parties and contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, written and oral, signed or unsigned, among the parties with respect thereto.

Section  9.     Notices.
                -------
     All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

     if  to  the  Company,  to:

        NuWay  Energy,  Inc.
        19100  Von  Karman  Ave.,  Suite  450
        Irvine,  CA  92612
        Attention:  Dennis  Calvert

        with  a  copy  to:

     if  to  the  Purchaser,  to:

        Camden  Holdings,  Inc.
        9595  Wilshire  Blvd.
        Beverly  Hills,  CA  90210
        Attention:  Mark  Anderson;

or to such other address as the party to whom notice is to be given may have furnished to the other parties to this Agreement in writing in accordance with the provisions of this Section 10. Any such notice or communication shall be
                          ----------
deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of internationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

Section  10.     Amendments.
                 ----------
     This Agreement may not be modified or amended, or any of the provisions of this Agreement waived, except by written agreement of the Company and Purchaser.

Section  11.     Governing  Law;  Waiver  of  Jury  Trial.
                 ----------------------------------------
     All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether in the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In furtherance of the foregoing, the internal law of the State of California will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

     BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

Section  12.     Submission  to  Jurisdiction.
                 ----------------------------
     Any legal action or proceeding with respect to this Agreement or the other Financing Documents may be brought in the courts of the State of California and the United States of America located in the City of Los Angeles, California and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Purchaser hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Purchaser hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein.

Section  13.     Severability.
                 ------------
     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section  14.     Independence  of  Agreements,  Covenants,  Representations  and
                 ---------------------------------------------------------------
Warranties.
-----------
     All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of a representation and warranty hereunder. The exhibits and any schedules attached hereto are hereby made part of this Agreement in all respects.

Section  15.     Counterparts.
                 ------------
     This Agreement may be executed in any number of counterparts, and each such counterpart of this Agreement shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

Section  16.     Headings.
                 --------
     The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section  17.     Preparation  of  Agreement.
                 --------------------------
     The Company prepared this Agreement and the Financing Documents solely on its behalf. Each party to this Agreement acknowledges that: (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests. Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Common Stock Purchase Agreement as of the date first written above.
COMPANY:

NUWAY  ENERGY,  INC.,  a  Delaware  corporation


By:
     Name:  Dennis  Calvert
     Title:  President



          PURCHASER:

          CAMDEN  HOLDINGS,  INC.


          By:   _____________________________________
             Name:  Mark  Anderson
             Title:  President

                                    EXHIBIT A
                                    ---------

                                 PROMISSORY NOTE
                                 ---------------

$250,000                                                         JUNE  27,  2002
                                                     BEVERLY  HILLS,  CALIFORNIA

     FOR VALUE RECEIVED, the receipt and sufficiency of which is acknowledged, CAMDEN HOLDINGS INC ("Maker"), hereby promises to pay to NUWAY ENERGY, INC. ("Holder"), at the address designated on the signature page of this Note, or at such other place as Holder may designate by written notice to Maker, the principal sum herein below described ("Principal Amount"), together with interest thereon, in the manner and at the times provided and subject to the terms and conditions described herein.

     1.     PRINCIPAL  AMOUNT.
            -----------------

          The Principal Amount means the sum of two hundred fifty thousand dollars ($250,000).

     2.     INTEREST.
            --------

          Interest on the Principal Amount from time-to-time remaining unpaid shall accrue from the date of this Note at the lowest rate that may accrue without causing the imputation of interest under the Internal Revenue Code. Interest shall be computed on the basis of a three hundred sixty (360) day year and a thirty (30) day month.

     3.     PAYMENT  OF  PRINCIPAL  AND  INTEREST.
            -------------------------------------

          Subject to paragraph 8, below, Maker shall pay the Principal Amount and all accrued and unpaid interest on the Principal Amount and all other indebtedness due under this Note sixty (60) days from the date of this Note, on August 26, 2002.

     4.     SECURITY/RELEASE  OF  SECURITY.
            ------------------------------

Maker  shall pledge as security for the repayment of all sums payable under this
Note 1,000,000 shares of NuWay Energy, Inc. common stock (the "Stock"). Maker shall execute a Stock Pledge Agreement of even date herewith evidencing Holder's security interest in the Stock. If, for a period of fifteen (15) consecutive days, the fair market value of the Stock falls below all sums unpaid under this Note, then Maker will be required to transfer to Holder, upon receipt of Holder's written request, additional security, in any form acceptable to Holder, in an amount equal to the difference between all sums due under this Note and the fair market value of the Stock.

     5.     PREPAYMENTS.
            -----------

          Maker  shall  have  the  right  to prepay any portion of the Principal
Amount  without  prepayment  penalty  or  premium  or  discount.

     6.     MANNER  OF  PAYMENTS/CREDITING  OF  PAYMENTS.
            --------------------------------------------

          Payments of any amount required hereunder shall be made in lawful money of the United States or in such other property as Holder, in its sole and absolute discretion, may accept, without deduction or offset, and shall be credited first against accrued but unpaid late charges, if any, thereafter against accrued but unpaid interest, if any, and thereafter against the unpaid balance of the Principal Amount.

     7.     INTEREST  ON  DELINQUENT  PAYMENTS.
            ----------------------------------

          Any payment under this Note not paid when due shall bear interest at the same rate and method as interest is charged on the Principal Amount from the due date until paid.

     8.     ACCELERATION  UPON  DEFAULT.
            ---------------------------

          At the option of Holder, all or any part of the indebtedness of Maker hereunder shall immediately become due and payable, irrespective of any agreed maturity date, upon the happening of any of the following events of default:

          (a) If any part of the Principal Amount and/or interest thereon under this Note are not paid when due, provided, however, Maker shall be entitled to a grace period of ten (10) days following written notice of such event of default to cure said event of default;

          (b) If Maker shall breach any non-monetary condition or obligation imposed on Maker pursuant to the terms of this Note, provided, however, that if any such breach is reasonably susceptible of being cured, Maker shall be entitled to a grace period of thirty (30) days following written notice of such event of default to cure;

          (c) If Maker shall make an assignment for the benefit of creditors;

     (d) If a custodian, trustee, receiver, or agent is appointed or takes possession of substantially all of the property of Maker;

          (e) If Maker shall be adjudicated bankrupt or insolvent or admit in writing Maker's inability to pay Maker's debts as they become due;

          (f) If Maker shall apply for or consent to the appointment of a custodian, trustee, receiver, intervenor, liquidator or agent of Maker, or commence any proceeding related to Maker under any bankruptcy or reorganization statute, or under any arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect;

          (g) If any petition is filed against Maker under the Bankruptcy Code and either (A) the Bankruptcy Court orders relief against Maker, or (B) such petition is not dismissed by the Bankruptcy Court within thirty (30) days of the date of filing; or

          (h) If any attachment, execution, or other writ is levied on substantially all of the assets of Maker and remains in effect for more than five (5) days.

Maker shall notify Holder immediately if any event of default which is described in sub-paragraph (c) through sub-paragraph (h), above, occurs.

     9.     COLLECTION  COSTS  AND  ATTORNEYS'  FEES.
            ----------------------------------------

          Maker agrees to pay Holder all costs and expenses, including reasonable attorneys' fees, paid or incurred by Holder in connection with the collection or enforcement of this Note or any instrument securing payment of this Note, including without limitation, defending the priority of such instrument or conducting a trustee sale thereunder. In the event any litigation is initiated concerning the enforcement, interpretation or collection of this Note, the prevailing party in any proceeding shall be entitled to receive from the non-prevailing party all costs and expenses including, without limitation, reasonable attorneys' and other fees incurred by the prevailing party in connection with such action or proceeding.

     10.     NOTICE.
             ------

          Any notice to either party under this Note shall be given by personal delivery or by express mail, Federal Express, DHL or similar airborne/overnight delivery service, or by mailing such notice by first class or certified mail, return receipt requested, addressed to such party at the address set forth below, or to such other address as either party from time to time may designate by written notice. Notices delivered by overnight delivery service shall be deemed delivered the next business day following consignment for such delivery service. Mailed notices shall be deemed delivered and received in accordance with this provision three (3) days after deposit in the United States mail.

     11.     USURY  COMPLIANCE.
             -----------------

          All agreements between Maker and Holder are expressly limited, so that in no event or contingency whatsoever, whether by reason of the consideration given with respect to this Note, the acceleration of maturity of the unpaid Principal Amount and interest thereon, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance, or detention of the indebtedness which is the subject of this Note exceed the highest lawful rate permissible under the applicable usury laws. If, under any circumstances whatsoever, fulfillment of any provision of this Note shall involve transcending the highest interest rate permitted by law which a court of competent jurisdiction deems applicable, then the obligations to be fulfilled shall be reduced to such maximum rate, and if, under any circumstances whatsoever, Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid Principal Amount under this Note and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of the Principal Amount under this Note, such excess shall be refunded to Maker. This provision shall control every other provision of all agreements between Maker and Holder.

     12.     JURISDICTION;  VENUE.
             --------------------

          This Note shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of California. Any action to enforce payment of this Note shall be filed and heard solely in Los Angeles County, California.


                              MAKER:

                              CAMDEN  HOLDINGS  INC
                              9595  Wilshire  Blvd.
                              Beverly  Hills,  CA  90210

                              _________________________
                              By:  Mark  Anderson
                              Its:  President



                              HOLDER'S  ADDRESS:

                              NUWAY  ENERGY,  INC.
                              19100  Von  Karman  Ave.,  Suite  450
                              Irvine,  California  92612
                              Attn.:  Chief  Financial  Officer

                                    EXHIBIT B
                                    ---------

                             STOCK PLEDGE AGREEMENT
                             ----------------------


     This STOCK PLEDGE AGREEMENT (hereinafter "Agreement") is made and entered into as of the27th day of June, 2002, by and between Camden Holdings Inc, a Nevada corporation ("Pledgor") and NuWay Energy, Inc., a Delaware corporation ("Pledgee") with reference to the following facts:

     RECITALS
     --------

     WHEREAS, Pledgor has executed in favor of Pledgee a promissory note (the "Note"), a copy of which is attached hereto as Exhibit "A" and is incorporated herein by this reference, for the sum of Two Hundred Fifty Thousand Dollars ($250,000); and

     WHEREAS, Pledgor desires to pledge to Pledgee the interest of Pledgor in certain common stock, which is included on Exhibit "2", attached hereto and incorporated herein by this reference, pursuant to the terms of this Agreement, for the purpose of securing payment of the Note.

     THEREFORE, in consideration of mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement (hereinafter collectively "parties" and individually "party") agree as follows:

     AGREEMENT
     ---------

     1.     PLEDGE  OF  STOCK  AND  PROCEEDS.
            --------------------------------

          (a)     Original  Pledge.  As  collateral  security  for  the  payment
                  ----------------
and/or performance of all of Pledgor's presently existing or hereinafter arising obligations and liabilities to Pledgee under the Note, Pledgor hereby pledges, grants and assigns to Pledgee a continuing security interest in the following:

               (i) One Million (1,000,000) shares of the Common Stock of NuWay Energy, Inc. (the "Stock"); and

               (ii) the proceeds of the Stock including, without limitation, any and all dividends, cash, instruments and other property from time-to-time received, receivable, or otherwise distributed in respect of or in exchange for any of the Stock ("Proceeds"). (The Stock and the Proceeds shall hereinafter be collectively referred to as the "Collateral").

        (b) Increase in Security. If, for a period of fifteen (15) consecutive
            ----------------------
days, the fair market value of the Stock falls below all sums due under the Note, then Pledgor will be required to transfer to Pledgee, upon receipt of Pledgee's written request, additional security, in any form acceptable to Pledgee, in an amount equal to the difference between all sums due under the Note and the fair market value of the Stock.

          (c)     Delivery  of Stock Power to Pledgee.  Pledgor shall deliver to
                  -----------------------------------
Pledgee, concurrently with the execution of this Agreement, the Stock along with an Assignment of Corporate Shares in the form of Exhibit "3" attached hereto and incorporated herein by this reference ("Stock Assignment"), signed by Pledgor, in blank, such Stock Assignment to be used by Pledgee in accordance with the terms of this Agreement.

          (d)     Pledgee's  Acceptance  of  Collateral  and  Appointment  as
                  -----------------------------------------------------------
Pledgor's  Attorney-In-Fact.  Pledgee hereby agrees to accept the Collateral and
----------------------------
agrees to hold and dispose of the Collateral in accordance with and subject only to the terms of this Agreement. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact to arrange for the transfer of the Collateral and to do and perform all actions that are necessary or appropriate in order to effect the terms of this Agreement.

          (e)     Release  of  Collateral.  Pledgee shall release the Collateral
                  -----------------------
from this Agreement and return the Collateral to Pledgor upon satisfaction in full of Pledgor's obligations under the Note.

     2.     MATTERS  PERTAINING  TO  THE  COLLATERAL.
            ----------------------------------------

          (a)     Voting  and Consensual Rights.  Pledgor shall retain the right
                  -----------------------------
to vote the Stock and to exercise any other rights pertaining to the Stock, provided, however, so long as Pledgor is in "Default" as defined in Paragraph 3 of this Agreement, Pledgee shall vote the Stock and exercise any rights pertaining to the Stock.

          (b)     Rights  to Dividends and Distributions.  So long as Pledgor is
                  --------------------------------------
not in Default and except as expressly limited below, Pledgor shall be entitled to receive and retain any proceeds distributed on account of the Stock. Notwithstanding the foregoing, Pledgee, rather than Pledgor, shall be entitled to collect and receive all of the following types of proceeds, which shall be added to and shall become a part of the Collateral:

               (i) all proceeds paid or payable other than in cash, and all instruments and other property distributed in respect of, or in exchange for, the Stock;

               (ii) all proceeds paid or payable with respect to the Stock in connection with a partial or total liquidation or dissolution of the issuing corporation or in connection with a reduction of capital, capital surplus or paid-in surplus of the issuing corporation; and

               (iii) all proceeds distributed in redemption of, or in exchange for, the Stock.
To the extent the foregoing proceeds exceed the amount of Pledgor's obligations and liabilities under the Note and/or this Agreement, Pledgor shall be entitled to receive these excess proceeds.

          In the event and for so long as Pledgor is in Default, Pledgee shall be paid any proceeds with respect to the Stock; provided, however, Pledgee shall apply such payments against the outstanding balance of the Note.

          (c)     Stock Adjustments.  In the event that, during the term of this
                  -----------------
Agreement, any stock dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the issuing corporation, all new, substituted and additional shares or other securities issued with respect to the Stock by reason of any such change shall be delivered to and held by Pledgee under the terms of this Agreement in the same manner as the Stock.

     3.     DEFAULT  AND  REMEDY  ON  DEFAULT.
            ---------------------------------

          At the option of Pledgee, upon the happening of any of the following events of default ("Default"), Pledgee shall have all of the rights and remedies set forth therein:

          (a)     Default  Under  Note.  If an event of default, as set forth in
                  --------------------
paragraph 9 of the Note, occurs and is not cured as specifically provided therein; or

          (b)     Default  Under This Agreement.  If Pledgor defaults in the due
                  -----------------------------
performance or observance of any representation or obligation under this Agreement.

     4.     PLEDGOR'S  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.
            -------------------------------------------------------

          Pledgor  represents,  warrants  and  covenants  to Pledgee as follows:

          (a) Upon delivery to Pledgee as contemplated hereby, the Collateral will be free of any security interests, liens, pledges or encumbrances created by Pledgor (except for the security interest created hereby), or any claims of third parties of any nature whatsoever, charges, escrows, options, rights of first refusal, or other agreements, restrictions, arrangements, commitments or obligations, written or oral, created by Pledgor, affecting the legal or beneficial ownership of the Collateral.

          (b) From and after the date hereof, Pledgor shall not make any agreements restricting in any manner the transferability of the Collateral or otherwise affecting the Collateral;

          (c) Pledgor shall, at Pledgor's expense, take any steps necessary to preserve Pledgee's rights in the Collateral against any claims of third parties; and

          (d) Pledgor has arrangements for keeping informed of changes or potential changes affecting the Collateral (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgee shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

     5.     MISCELLANEOUS.
            --------------

          (a) It is acknowledged by each party that such party either had separate and independent advice of counsel or the opportunity to avail himself or itself of same. This Agreement was prepared by each party in conjunction with counseling from such party's respective attorney or the opportunity to obtain such counseling. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting of this Agreement, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of it. Each party shall pay all costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement and in performing and complying with all representations, warranties, covenants, agreements and conditions contained in this Agreement to be performed or complied with by such party, including legal fees.

          (b) Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may be reasonably necessary to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense. Pledgor shall reimburse Pledgee for any costs and expenses incurred by Pledgee in connection with any breach or default of

Pledgor under this Agreement, including collection efforts, whether or not suit is commenced or judgment is entered. Furthermore, should any party institute or should the parties otherwise become a party to any action or proceeding to enforce or interpret this Agreement, the prevailing party in any such action or proceeding shall be entitled to receive from the non-prevailing party all costs and expenses of prosecuting or defending the action or proceeding. This Agreement and the rights of each party under this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of Delaware.

          (c) The parties expressly acknowledge and agree that this Agreement : (i) is the final, complete and exclusive statement of the parties' agreement with respect to the subject matter hereof, (ii) supersedes any prior or contemporaneous promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written (collectively "Prior Agreements"), and that any such Prior Agreements are of no force or effect except as expressly set forth herein, and (iii) may not be varied, supplemented or contradicted by evidence of such Prior Agreements or by evidence of subsequent oral agreements. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification, supplement or discharge is sought. By execution hereof, the parties specifically disavow any desire or intention to create a "third party" beneficiary contract, and specifically declare that no person or entity, save and except for the parties and their permitted successors, and assigns, shall have any rights hereunder nor any right of enforcement hereof. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable, then the remaining part of this Agreement shall nevertheless not be affected thereby and shall continue in full force and effect to the fullest extent provided by law. This Agreement is to be read, construed and applied together with the Note, which, taken together, set forth the complete understanding and agreement of the parties with respect to the matters referred to herein and therein.

          (d) Pledgor may not delegate its duties under this Agreement, in whole or in part, without the prior written consent of Pledgee, which consent may be withheld in Pledgee's sole and arbitrary discretion. Notwithstanding the preceding sentence, no such delegation shall release Pledgor from any liability or obligation under this Agreement without the written consent of Pledgee, which consent may be withheld in Pledgee's sole and arbitrary discretion. Subject to the foregoing, all of the representations, warranties, covenants, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of each party and such party's respective heirs, executors, administrators, legal representatives, successors and/or assigns.

          (e) The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. As used in this Agreement, each gender shall be deemed to include each other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

          (f) All notices, demands, requests, consents, approvals or other communications ("Notices") given hereunder shall be as provided in the Note.

     WHEREFORE, the parties hereto have executed this Agreement as of the date first set forth above.

                              PLEDGOR:

                              CAMDEN  HOLDINGS  INC
                              9595  Wilshire  Blvd.
                              Beverly  Hills,  CA  90210

                              ____________________________
                              By:  Mark  Anderson
                              Its:  President


               PLEDGEE:

                              NUWAY  ENERGY,  INC.
                              19100  Von  Karman  Ave.,  Suite  450
                              Irvine,  California  92612



                              _________________________
                              By:  Dennis  Calvert
                              Its:  President

                                   EXHIBIT "1"
                                   -----------

                          ARTICLE I     LIST OF SHARES

1,000,000 shares of the common stock of NuWay Energy, Inc. represented by certificate number _____________________.

                                   EXHIBIT "2"
                                   -----------

1.1     ASSIGNMENT  OF  CORPORATE  SHARES

                              (WITHOUT CERTIFICATE)

     FOR VALUE RECEIVED, the undersigned hereby assigns to NuWay Energy, Inc., a Delaware corporation, as Pledgee under that certain Stock Pledge Agreement entered into on June 27, 2002 by and between Camden Holdings Inc. and NuWay
Energy, Inc., one million (1,000,000) shares of the common stock of NuWay Energy, Inc., represented by certificate number(s) ____________________ standing in the undersigned's name on the books of said corporation, and does hereby instruct and appoint the custodian of that corporation's stock books to so transfer the said stock on the books of said corporation.

Dated:  _____________________

                              CAMDEN  HOLDINGS  INC


                              ______________________________
                              By:  Mark  Anderson
                              Its:  President


WITNESS:


__________________________________